UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                  May 31, 2000
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)

                                   11-2050317
                        (IRS Employer Identification No.)

        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code

                                (Not Applicable)
          (Former name or former address, if changed since last report)

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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important when of material subsequent events are disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.

                       INFORMATION INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS.

AGREEMENT TO CANCEL XCEL WARRANTS

     Due to the continuously changing disclosure required by the Registrant's acquisition program and the failure of Xcel Associates, Inc., a New Jersey corporation ("Xcel") to provide required information concerning its transactions in the Registrant's securities, the Registrant has not been able to prepare and disseminate the current information required for it to file a registration statement on Commission Form S-3 registering shares underlying the warrant held by Xcel. The registration statement was originally to have been filed prior to December 31, 1999 and the Registrant intended to use the $750,000 in proceeds from such exercise to meet funding commitments to its subsidiaries. Due to the delay, the Registrant has made alternative funding arrangements through Yankees (see discussion of Yankees' loan agreement disclosed in the quarterly report on Form 10-QSB filed by the Registrant with the Commission for the quarter ended March 31, 2000).

     Xcel has requested that the Registrant issue it 200,000 unregistered shares of its common stock in reliance on Section 4(6) of the Securities Act, in exchange for the warrant. While the Registrant believes that such consideration is more than it should have to provide in exchange for cancellation of the Xcel Warrant, it recognizes that Xcel has assisted the Registrant's former principal stockholders to liquidate shares of their AmeriNet common stock in cases where proceeds from such sales have been re-invested in AmeriNet. Consequently, in the interests of continuing a beneficial relationship and avoiding the expenses in capital and time that could result from non resolution of the Xcel request on amicable terms, the Registrant has entered into a superseder and settlement agreement with Xcel, a copy of which is filed as an exhibit to this report (see "Item 7(c), Exhibits")

     Xcel also requested that the Registrant address a loan which Xcel had made on or about September 30, 1999,to American Internet Technical Centers, Inc. ("American Internet"), then the Registrant's sole subsidiary. American Internet failed to repay the loan and Xcel elected to foreclose on 35,000 shares of the Registrant's stock pledged by Yankees as security therefor. At the time Xcel notified the Registrant of its intention to retain the shares, the Registrant's stock was trading at $1.19 per share. Disclosure of Xcel's loan to American Internet is incorporated by reference to the Registrant's annual report on Form 10-KSB filed with the Commission for the year ended June 30, 2000 as permitted by Commission Rule 12b-23. A copy of the Loan Guarantee and Indeminification Agreement is filed as an exhibit to this report (see "Item 7(c), Exhibits").

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     The  Registrant's  stock has declined in price since then and Xcel recently re-evaluated its decision and has requested that the Registrant repay the $75,000 loaned to American Internet whereupon Xcel would return the 35,000 shares of the Registrant's common stock pledged by Yankees to Xcel. In turn, Yankees would agree to return the 138,833 shares of the Registrant's common stock it received as indemnification for the loss of the pledged stock, although it will retain 7,000 shares of the Registrant's common stock it received as consideration for agreeing to pledge such stock. Again, in the interest of continuing a beneficial relationship with Xcel, Yankees and the Registrant have agreed to Xcel's request and the parties have embodied their agreement within the superceder and settlement agreement referenced in the preceding paragraph. As of the date of this report, the Registrant has repaid Xcel $70,000 of the $75,000 owed.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference      Description

(10)                                Material Contracts

         (i)                        Material agreements pertaining to the
                                    Registrant

         10.51      ___             Superseder & settlement agreement between
                                    the Registrant and Xcel dated May 31, 2000.
         10.52      ___             Loan Guarantee and Indemnification Agreement
                                    between Xcel Associates, Inc. and The Yankee
                                    Companies, Inc.


-------



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: June 15, 2000
                           /s/ Lawrence R. Van Etten
                        ---------------------------------
                              Lawrence R. Van Etten
                                    President

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